UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2023

WABASH NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10883	52-1375208
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 McCarty Lane
Lafayette	Indiana	47905
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WNC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2023, Wabash National Corporation (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) at which four proposals were submitted to the Company’s stockholders. As of March 13, 2023, the date of record for determining the Company stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 47,789,647 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 44,149,711 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The four proposals considered at the Annual Meeting are described in detail in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 28, 2023. The final results for each proposal are set forth below.
Proposal 1.

The Company’s stockholders elected the following nine persons to the Company’s Board of Directors to hold office for a term of one year or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The votes regarding this proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Therese M. Bassett	40,251,522	877,493	4,444	3,016,252
John G. Boss	40,907,217	220,971	5,271	3,016,252
Trent J. Broberg	40,750,793	377,786	4,880	3,016,252
Larry J. Magee	39,162,504	1,966,154	4,801	3,016,252
Ann D. Murtlow	36,246,832	4,881,248	5,379	3,016,252
Sudhanshu Priyadarshi	40,994,843	132,789	5,827	3,016,252
Scott K. Sorensen	39,985,795	1,142,187	5,477	3,016,252
Stuart A. Taylor II	40,910,327	217,645	5,487	3,016,252
Brent L. Yeagy	40,937,670	182,763	13,026	3,016,252

Proposal 2.

The Company’s stockholders approved, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,005,630	1,074,460	53,369	3,016,252

Proposal 3.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
43,470,421	672,950	6,340

Proposal 4.

The Company’s stockholders voted, on an advisory (non-binding) basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
37,836,014	11,739	3,230,113	55,593	3,016,252

In accordance with the results for Proposal 4, the Company’s Board of Directors has determined that future advisory votes on the compensation of the Company’s named executive officers will be held annually. Thus, the next stockholder advisory vote on the compensation of our named executive officers will be held at the Company’s 2024 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: May 12, 2023	By:	/s/ Michael N. Pettit
Michael N. Pettit
Senior Vice President and Chief Financial Officer